SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549
<P>
                 ------------------------
<P>
                        FORM 8-K
<P>
                 ------------------------
<P>
                      CURRENT REPORT
<P>
            PURSUANT TO SECTION 13 OR 15(D) OF
           THE SECURITIES EXCHANGE ACT OF 1934
<P>
   Date of Report (Date of earliest event reported):
                    September 12, 2000
<P>
               ANMORE MANAGEMENT INC.
<P>
   (Exact Name of Registrant as Specified in Its Charter)
<P>
                        Delaware
      (State or Other Jurisdiction of Incorporation)
<P>
       0-29899                   98-0220843
       ----------                ----------
(Commission File Number)   (IRS Employer Identification No.)
<P>
128 April Road, Port Moody, BC, Canada        V3H-3M5
(Address of Principal Executive Offices)     (Zip Code)
<P>
                      (604) 469-8901
   (Registrant's Telephone Number, Including Area Code)
<P>
             (Former Name or Former Address,
              if Changed Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to an Agreement and Plan of Merger
(the"Acquisition Agreement") effective September 12,
2000, Sierra Gigante Resources Inc. , a Nevada corporation ( "Sierra Gigante"), acquired one hundred percent (100%) of all the issued and outstanding shares of common stock ("Common Stock") $.0001 par value of Anmore Management Inc. , a Delaware corporation
("Anmore") , from Gerald Ghini , representing all of the shareholder(s) issued and outstanding common stock of Anmore, for $90,000.00 US and 10,000 shares of $.001 par value common stock of Sierra Gigante (the "Acquisition").
<P>
The Acquisition was approved by the Board of Directors and a majority of the shareholders of both Anmore and Sierra Gigante on September 12, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal
Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Sierra Gigante elected to become the successor issuer to Anmore for reporting purposes under the Securities
Exchange Act of 1934 (the "Act") and elects to report under the Act effective September 12, 2000.
<P>
As of the effective date of the Acquisition Agreement, Anmore shall assume the name of Sierra Gigante. Sierra Gigante's officers and directors will become the officers and directors of Anmore. As of the Effective Date, Mr.
Ghini shall have resigned as an officer and director of Anmore.
<P>
No subsequent changes in the officers, directors and five percent shareholders of Anmore are presently known.
The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by Anmore) at September 12, 2000 by (i) each person known by Anmore to be the beneficial owner of more than five percent (5%) of Anmore's outstanding shares of Common Stock, (ii) each director of Anmore, (iii) the executive officers of Anmore, and (iv) by all directors and executive officers of Anmore as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of Anmore.
<P>

Title of Class       Name and Address of  Amount and Nature
                     Beneficial Owner     of Beneficial Owner     Percent of Class(2)
--------------------------------------------------------------------------------------
Common               Gerald Ghini          5,000,000                   100.00%
                     128 April Road
                     Port Moody, BC,
                     Canada, V3H 3M5                                   100.00%

<P>
  Directors, Executive Officers, Promoters and Control
                    Persons
  ----------------------------------------------------
<P>
The directors, officers and significant employees of Sierra
Gigante are as follows:

Name                         Age       Position
Raymond Merry                43        President, Chief Executive Officer and Director
David S. Wiggins             55        Director
Dr. William G. Davenport     56        Director
Marino Middleton             55        Consultant

<P>
The above listed officers and directors will serve until
the next annual meeting of the shareholders or until
their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified.  Vacancies in the existing
Board of Directors are filled by majority vote of the remaining Directors. Officers of Sierra Gigante serve at the will of the Board of Directors. There is no family relationship between any executive officer and director of Sierra Gigante.
<P>
Management Team
<P>
Raymond Merry, President, Chief Executive Officer and
Director   Mr. Merry has served as Sierra Gigante's
President, CEO and as a Director since his appointment on
July 1, 1998.
<P>
Mr. Merry has over 20 years of successful entrepreneur experience in a variety of business settings. He was President/owner of Eye to Eye Optical Ltd. from
1979 to 1984.  In this capacity, he was responsible
for marketing, sales and general management functions.
Over the last fifteen years, Mr. Merry has been involved with Canadian public companies in the acquisition of mining properties. He has been involved in raising investment capital for numerous projects and has experience with international investments. He was a director of Bookergold Explorations Ltd. from July 19, 1996 to September 9, 1998. Mr. Merry brings an extensive knowledge of business management and expertise to the Company.
<P>
David S. Wiggins, Director   Mr. Wiggins was appointed to
the Board of Directors of Sierra Gigante on June 16, 1999.
<P>
Mr. Wiggins has been a successful entrepreneur for over
35 years. His experience encompasses administrative and consultative skills which he honed through his various businesses and associations. Mr. Wiggins commenced with providing management services to various nursing homes and small companies as owner of Wiggins Associates in Havertown, PA. Next, he was a Partner for Sharpe-
Wiggins, Ltd., where he was a consultant specializing in assisting small to midsize companies in corporate planning, development and management.  Mr. Wiggins moved
on and became a Partner for E.J. Stewart Video, Inc.,
where he was a financial planner responsible for
financial decisions, structuring corporate financing,
budget forecasts and implementations, payroll, conducting marketing concepts development and strategic positioning functions for Sierra Gigante. In addition, Mr. Wiggins has executed complete organizational structures which include market research, strategic positioning, system formation, human resource management, advertising and financial planning. From 1997 to the present, Mr. Wiggins has been the owner of National Title Loans in Wilmington, DE, where his company is an established loan business which specializes in personal and automotive loans. From 1982 to 1996, he worked for Commonwealth Auto Auctions. He worked as a partner at Commonwealth where his duties included market research, positioning, system formation, hiring, advertising and financial planning.
<P>
Mr. Wiggins brings forth an extensive background in entrepreneurship, administrative and consultative skills to the management team of Sierra Gigante.
<P>
Dr. William G. Davenport, Director   Dr. Davenport was
appointed to the Board of Directors of Sierra Gigante on
March 29, 2000.
<P>
Dr. Davenport has a Ph.D. in psychology from the
University of Newcastle in Australia. He has authored numerous articles in signal detection and decision-
making. Dr. Davenport has managed, owned, operated and supervised the construction of numerous nursing homes in the Greater Vancouver region and is President of both High West Homes Ltd. and Argosy Limited (from 1980 to the present date), and was a Vice President and Principal of
Capital Development Corporation from 1991 until 1994. Both companies provide financing structures for the development of health care centers, nursing homes, retirement facilities and multi- family housing units. Dr. Davenport's firm has been involved in financing and investment structures for international projects.
<P>
Dr. Davenport holds a securities license and has
extensive experience in financing of private and public companies. Prior to his financial career, Dr. Davenport held a senior position with the Government of British Columbia, Ministry of Advanced Education and was an instructor at both the University of British Columbia and Simon Fraser University. Dr. Davenport brings a wide range of business and financial experience to the Board
of Directors of Sierra Gigante.
<P>
Marino Middleton, B.A.M.A., Consultant   On March 14, 2000,
Mr. Middleton signed an agreement with Sierra Gigante to act as a consultant.
<P>
Mr. Middleton is also the President of Isoplus Quality Systems, Ltd., a software development and management consulting firm. He has been a Professor for several years and is presently an adjunct professor for The
University of New Brunswick, Canada, faculty of business and Central Michigan University, Faculty of Business instructing undergraduate and MBA programs. He has taught and consulted for various colleges (i.e. British Columbia Institute of Technology, Vancouver Community College, Malaspina University College and the University of British Columbia). Mr. Middleton worked for the Ministry of Advanced Education as an Assistant Director of Program Research and Curriculum Development for 9 years prior to his teaching and corporate career. He has published internationally in the areas of decision theory, risk taking and perception. Mr. Middleton's firm was a leader in developing software for implementation of ISO 9000 standards in Fortune 500 firms and laboratories and consulting firms. Mr. Middleton's company has also developed software for safety management (ISM) utilized in ships and ISO 14000 for environmental management. Currently his firm is specializing in e-commerce, management, government funding and Scientific Tax-Credit consulting.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of Sierra Gigante in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to the Acquisition Agreement, Sierra Gigante acquired one hundred (100%) of the issued and outstanding shares of common stock (Common Stock) of Anmore from Gerald Ghini, representing all of the shareholder(s) issued and outstanding Common Stock of Anmore, for $90,000.00 US and 10,000 shares of $.001 par value common stock of Sierra Gigante. In evaluating the Acquisition, Anmore used criteria such as the value of Sierra Gigante's business relationships, goodwill, Sierra Gigante's ability to compete in the Internet business to business auction industry, Sierra Gigante's current and anticipated business operations and the background of Sierra Gigante's officers and directors in the B to B industry. No material relationship exists between the selling shareholders of Anmore or any of its affiliates, any director or officer of Anmore and Sierra Gigante. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Anmore and Sierra Gigante in an arm's-length transaction. The consideration paid derived from Sierra Gigante's cash on hand and treasury stock.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of Anmore's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
<P>
Sierra Gigante retains its certifying accountants.
<P>
ITEM 5. OTHER EVENTS
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Sierra Gigante elected to become the successor issuer to Anmore Management Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective September 12, 2000.
<P>
Anmore hereby adopts May 31 as its fiscal year end to coincide with the fiscal year end of Sierra Gigante.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
<P>
No directors have resigned due to a disagreement with Anmore since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The pro forma consolidated financial statements of Sierra Gigante and Anmore as of August 31, 2000 are filed herewith. The reviewed financial statements for Sierra Gigante for the period ending August 31, 2000 are filed herewith. The audited financial statements for Sierra Gigante for the years ending May 31, 2000 and 1999 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
<P>
There has been no change in Anmore's fiscal year.
<P>
           SIERRA GIGANTE RESOURCES, INC.
   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
        FOR THE PERIOD ENDED AUGUST 31, 2000
    PRO FORMA COMBINED CONDENSED FINANCIAL DATA
<P>
To the Board of Directors
<P>
Sierra Gigante Resources
Vancouver B.C. Canada
<P>
The Unaudited Pro Forma Combined Statement of Operations of the Company for the three-month period ended August
31, 2000 (the "Pro Forma Statements of Operations") and the Unaudited Pro Forma Combined Balance Sheet of the Company as of August 31, 2000, have been prepared to illustrate the estimated effect of the Anmore Management, Inc. Transactions. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of SierraGigante
Resources and Anmore Management, Inc. and the notes thereto.
<P>
A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financials Statements are subject to change, and the final amounts may differ substantially.
<P>
Vancouver, B.C. Canada
September 12, 2000
<P>

                             Sierra Gigante     Anmore
                             Resources, Inc.    Management Inc.   Adjustments Pro Forma
                                    $                 $                 $           $
<P>
Assets
Current Assets
  Cash                            17,469                             (90,000)  (72,531)
  Prepaid expenses and other
    current assets                28,502                                        28,502
--------------------------------------------------------------------------------------
                                  45,971                             (90,000)  (44,029)
<P>
Property, Plant and Equipment     90,479                                        90,479
Mineral Properties                     1                                             1
--------------------------------------------------------------------------------------
                                 136,451                             (90,000)   46,451
======================================================================================
Liabilities and Stockholders' Equity
<P>
Current Liabilities
<P>
  Accounts payable                10,591                                        10,591
  Note payable                    30,000                                        30,000
  Due to related parties          45,433                                        45,433
--------------------------------------------------------------------------------------
                                  86,024                                        86,024
--------------------------------------------------------------------------------------
Stockholders' Equity
  Common stock - 25,000,000 shares
  authorized at $.001 par value,
  11,734,397, issued and
  outstanding                     11,724             210              (200)     11,734
Additional paid-in capital       435,141                           (90,010)    345,131
Stock based compensation -
  stock options                   31,620                                        31,620
Deficit accumulated during the
  development stage             (428,058)           (210)              210    (428,058)
--------------------------------------------------------------------------------------
                                  50,427                           (90,000)    (39,573)
--------------------------------------------------------------------------------------
                                 136,451                           (90,000)     46,451
======================================================================================
<P>
              Sierra Gigante Resources, Inc.
              (A Development Stage Company)
<P>
                          Index

Report of Independent Accountants                   F 1
<P>
Report of Independent Auditors                      F 2
<P>
Balance Sheets                                      F-3
<P>
Statements of Operations                            F-4
<P>
Statement of Stockholders' Equity                   F-5
<P>
Statements of Cash Flows                            F-6
<P>
Notes to the Financial Statements                   F-7 F-13
<P>

             Independent Accountants' Report
<P>
To The Board of Directors
of Sierra Gigante Resources, Inc.
<P>
We have reviewed the accompanying balance sheet of Sierra
Gigante Resources, Inc. (A Development Stage Company) as
of August 31, 2000 and the related statements of
operations and cash flows for the three months ended
August 31, 2000. These financial statements are the
responsibility of the Company's management.
<P>
We conducted our review in accordance with standards
established by the American Institute of Certified Public
Accountants. A review of interim financial information
consists principally of applying analytical procedures to
financial data and of making inquiries of persons
responsible for financial and accounting matters. It is
substantially less in scope than an audit conducted in
accordance with generally accepted auditing standards,
the objective of which is the expression of an opinion
regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.
<P>
Based on our review, we are not aware of any material
modifications that should be made to such condensed
consolidated financial statements for them to be in
conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared
assuming that the Company will continue as a going
concern. As discussed in Note 1 to the annual financial
statements for the year ended May 31, 2000, certain
conditions raise substantial doubt about its ability to
continue as a going concern. Management's plans in regard
to these matters are also described in Note 1 to the
financial statements.
<P>
We have previously audited, in accordance with generally
accepted auditing standards, the balance sheet of Sierra
Gigante Resources, Inc. as of May 31, 2000 and the
related statements of operations, stockholders' equity,
and cash flows for the year then ended; and in our report
dated July 6, 2000, we expressed an unqualified opinion
on those financial statements and included an explanatory
paragraph concerning matters that raise substantial doubt
about the Company's ability to continue as a going
concern. In our opinion, the information set forth in the
accompanying balance sheet as of May 31, 2000 is fairly
stated, in all material respects, in relation to the
balance sheet from which it has been derived. The
financial statements of Sierra Gigante Resources, Inc. as
of May 31, 1999, and the related statements of
operations, stockholders' equity and cash flows for the
period from June 3, 1998 (date of inception) to the year
ended May 31, 1999 were audited by other auditors, whose
report dated July 29, 1999, expressed an unqualified
opinion on those statements.
<P>
/s/ "Elliott, Tulk, Pryce, Anderson"
<P>
Chartered Accountants
Vancouver, Canada
September 11, 2000
<P>
             Report of Independent Auditors
<P>
To The Board of Directors
of Sierra Gigante Resources, Inc.
<P>
We have audited the accompanying balance sheets of Sierra
Gigante Resources, Inc. (A Development Stage Company) as
of May 31, 2000, and the related statements of
operations, stockholders' equity and cash flows for the
year then ended. These financial statements are the
responsibility of the Company's management. Our
responsibility is to express an opinion on these
financial statements based on our audit. The financial
statements of Sierra Gigante Resources, Inc. as of May
31, 1999, and the related statements of operations,
stockholders' equity and cash flows for the period from
June 3, 1998 (date of inception) to the year ended May
31, 1999 were audited by other auditors, whose report
dated July 29, 1999, expressed an unqualified opinion on
those statements.
<P>
We conducted our audit in accordance with generally
accepted auditing standards in the United States. Those
standards require that we plan and perform the audit to
obtain reasonable assurance about whether the financial
statements are free of material misstatement. An audit
includes examining, on a test basis, evidence supporting
the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting
principles used and significant estimates by management,
as well as evaluating the overall financial statement
presentation. We believe that our audit provides a
reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to
above presents fairly, in all material respects, the
financial position of Sierra Gigante Resources, Inc. (A
Development Stage Company), as of May 31, 2000, and the
related statements of operations, stockholders' equity
and cash flows for the year ended May 31, 2000, in
conformity with generally accepted accounting principles
in the United States.
<P>
The accompanying financial statements have been prepared
assuming the Company will continue as a going concern. As
discussed in Note 1 to the financial statements, the
Company has losses from operations since inception, no
source of revenues and insufficient working capital
available to meet purchase/option obligations. These
factors raise substantial doubt about the Company's
ability to continue as a going concern. Management's
plans in regard to these matters are also discussed in
Note 1. These financial statements do not include any
adjustments which might result from the outcome of this
uncertainty.
<P>
/s/ "Elliott, Tulk, Pryce, Anderson"
<P>
Chartered Accountants
Vancouver, Canada
July 6, 2000
<P>
             SIERRA GIGANTE RESOURCES, INC.
            (A DEVELOPMENT STAGE COMPANY)
<P>
                 FIANNCIAL STATEMENTS
<P>
           Sierra Gigante Resources, Inc.
           (A Development Stage Company)
                   Balance Sheets

                                                August 31,     May 31,     May 31,
                                                   2000         2000        1999
                                                    $            $           $
                                                (unaudited)
                                Assets
Current Assets
Cash                                              17,469         3,586      8,975
     Prepaid expenses and other current assets    28,502        33,758        600
-------------------------------------------------------------------------------------
                                                  45,971        37,344      9,575
<P>
Property, Plant and Equipment [Note 3]            90,479       103,187      2,121
Mineral Properties [Note 4]                            1             1     44,587
                                                 136,451       140,532     56,283
-------------------------------------------------------------------------------------
                        Liabilities and Stockholders' Equity
<P>
Current Liabilities
     Accounts payable                             10,591        11,036      2,110
     Note payable [Note 5]                        30,000
     Due to related parties [Note 6]              45,433        31,841     16,506
-------------------------------------------------------------------------------------
                                                  86,024        42,877     18,616
-------------------------------------------------------------------------------------
Contingent Liability [Note 1]
Commitments [Note 4]
Subsequent Event and Pro Forma Information [Notes 10 and 11]
<P>
Stockholders' Equity
  Common stock - 25,000,000 shares authorized
  at $.001 par value, 11,724,397, 11,647,063 and
  9,041,396 issued and outstanding, respectively  11,724        11,647      9,041
Additional paid-in capital                       435,141       412,018    130,924
Common stock paid for but unissued                              12,200
Stock based compensation - stock options          31,620        31,620
Deficit accumulated during the
 development stage                              (428,058)     (369,830)  (102,298)
---------------------------------------------------------------------------------------
                                                  50,427        97,655     37,667
---------------------------------------------------------------------------------------
                                                 136,451       140,532     56,283
=======================================================================================
<P>
(See accompanying notes)
                                   F-3

                        Sierra Gigante Resources, Inc.
                        (A Development Stage Company)
                          Statements of Operations
                             Accumulated
                                From
                             June 3, 1998      For the        For the     June 3, 1998
                          (Date of Inception) Three Months      Year        (Date of
                                 To             Ended          Ended        Inception)
                            August 31, 2000  August 31, 2000 May 31, 2000       To
                                 $               $               $         May 31, 1999
                               (unaudited)     (Unaudited)                         $
<P>
Revenues
-------------------------------------------------------------------------------------
Expenses
 General and Administrative
   Accounting and legal               53,874     4,899          42,558           6,417
   Bank charges                        1,720       615             954             151
   Consulting                        102,614    12,000          36,846          53,768
   Depreciation                        1,179       208             832             139
   Investor relations                 10,380    10,380
   Office, telephone and rent         50,042     8,596          29,886          11,560
   Transfer agent and regulatory       2,157       268           1,889
--------------------------------------------------------------------------------------
                                     221,966    36,966         112,965          72,035
--------------------------------------------------------------------------------------
Selling and Marketing
 Advertising                           4,218                     4,218
   Travel and promotion               24,070     1,185          20,674           2,211
--------------------------------------------------------------------------------------
                                      28,288     1,185          24,892           2,211
--------------------------------------------------------------------------------------
Product Development
    Consulting                         9,818     3,708           6,110
    Depreciation                      12,500    12,500
    Internet and Web Site              1,713       548           1,165
--------------------------------------------------------------------------------------
                                      24,031    16,756           7,275
--------------------------------------------------------------------------------------
Exploration Costs
    General exploration               31,384     3,321              11          28,052
    Mineral properties written-off   122,389                   122,389
--------------------------------------------------------------------------------------
                                     153,773     3,321         122,400          28,052
--------------------------------------------------------------------------------------
Total Expenses                       428,058    58,228         267,532         102,298
--------------------------------------------------------------------------------------
Net Loss For The Year               (428,058)  (58,228)       (267,532)       (102,298)
======================================================================================
Basic Net Loss Per Share                         (0.01)          (0.02)          (0.01)
======================================================================================
Weighted Average Shares Outstanding         11,673,000      10,976,000       8,720,000
======================================================================================
<P>
Diluted net loss per share has not been disclosed
as the result is anti-dilutive.
<P>
(See accompanying notes)
                                   F-4

                        Sierra Gigante Resources, Inc.
                        (A Development Stage Company)
                       Statement of Stockholders' Equity
                                                               Additional
                                           Common Stock        Paid-in     Accumulated
                                        Shares        Amount   Capital     Deficit
                                          #             $         $            $
--------------------------------------------------------------------------------------
Balance at June 3, 1998
 (Date of Inception)
Issuance of Shares:
Rule 144 restricted shares for cash     8,000,000     8,000
 Unrestricted shares for cash             761,160       761       52,579
 Rule 504 unrestricted shares for cash     71,752        72       18,095
 Rule 504 unrestricted shares for
  conversion of convertible debentures    208,484       208       60,250
<P>
Net Loss For The Period                                                      (102,298)
--------------------------------------------------------------------------------------
Balance at May 31, 1999                 9,041,396     9,041      130,924     (102,298)
Issuance of Shares:
Rule 144 restricted shares for cash     2,000,000     2,000
Rule 504 unrestricted shares for
 conversion of notes payable              505,667       506      151,194
Rule 504 unrestricted shares for cash     100,000       100       29,900
Previously issued restricted shares
 transferred to acquire property [Note 3]                        100,000
<P>
Net Loss For The Year                                                        (267,532)
--------------------------------------------------------------------------------------
Balance at May 31, 2000                11,647,063    11,647      412,018     (369,830)
Rule 504 unrestricted shares for cash      77,334        77       23,123
Net Loss for the Period                                                       (58,228)
--------------------------------------------------------------------------------------
Balance at August 31, 2000 (unaudited) 11,724,397    11,724      435,141      428,058
======================================================================================
<P>
(See accompanying notes)
                                 F-5

                         Sierra Gigante Resources, Inc.
                         (A Development Stage Company)
                           Statements of Cash Flows
                               Accumulated
                                  From
                             June 3, 1998      For the        For the     June 3, 1998
                           (Date of Inception) Three Months      Year        (Date of
                                 To             Ended          Ended        Inception)
                            August 31, 2000  August 31, 2000 May 31, 2000       To
                                 $               $               $         May 31, 1999
                               (unaudited)     (Unaudited)                         $
--------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
 Net loss                          (428,058)      (58,228)       (267,532)    (102,298)
 Adjustment to reconcile net loss to cash
  Depreciation and amortization      13,679        12,708             832          139
  Mineral properties written off    122,389                       122,389
  Stock based compensation           31,620                        31,620
Changes to non-cash working capital items
  Increase in prepaid expenses and other
   current assets                   (28,502)        5,256         (33,158)        (600)
  Increase in accounts payable       10,591          (445)          8,926        2,110
--------------------------------------------------------------------------------------
Net Cash Used in Operating
 Activities                        (278,2 81)     (40,709)       (136,923)    (100,649)
--------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
Proceeds from related party loans     45,433       13,592          15,335       16,506
Proceeds from issuance of convertible
 debentures                           60,458                                    60,458
Proceeds from notes payable          193,900       30,000         163,900
Proceeds from issuance of shares     122,507       11,000          32,000       79,507
--------------------------------------------------------------------------------------
Net Cash Provided by
 Financing Activities                422,298       54,592         211,235      156,471
--------------------------------------------------------------------------------------
Cash Flows to Investing Activities:
Acquisition of property,
 plant and equipment                  (4,158)                      (1,898)      (2,260)
Mineral property costs              (122,390)                     (77,803)     (44,587)
--------------------------------------------------------------------------------------
Net Cash Used in
 Investing Activities               (126,548)                     (79,701)     (46,847)
--------------------------------------------------------------------------------------
Increase (Decrease) in Cash
 During the Year                      17,469       13,883          (5,389)       8,975
Cash - Beginning of Year                            3,586           8,975
--------------------------------------------------------------------------------------
Cash - End of Year                    17,469       17,469           3,586        8,975
======================================================================================
Non-Cash Financing Activities
Convertible debentures were
 converted into
 208,484 shares.                      60,458                                    60,458
Anmore acquired property
 through the transfer of
 500,000 previously issued restricted
 shares at a fair value
 of $100,000.                        100,000                      100,000
Anmore issued 505,667 shares
 at a fair market
 value of $0.30 per share to
 repay notes payable.                151,700                      151,700
Stock based compensation
 - stock options [Note 8[b]]          31,620                       31,620
======================================================================================
Supplemental Disclosures:
  Interest paid
  Income taxes paid
======================================================================================
<P>
(See accompanying notes)
                                F-6

<P>
             Sierra Gigante Resources, Inc.
             (A Development Stage Company)
            Notes to Financial Statements
<P>
1.   Nature of Operations and Continuance of Business
<P>
Sierra Gigante Resources, Inc. (the "Company") was incorporated on June 3, 1998, in the State of Nevada. The
Company currently has yet to generate any revenues and in accordance with SFAS #7, is considered a development stage company. Shares of the Company currently trade on PinkSheets under the ticker symbol "SGIG". Please see
Note 10 regarding a subsequent merger and reorganization.
<P>
From inception to March 14, 2000 the Company was actively engaged in the acquisition and exploration of mineral properties containing gold, silver, copper, zinc and/or other mineral deposits. The Company operated its preliminary business as an exploration stage company with the intent to receive income from property sales, joint ventures or other business arrangements with larger companies, rather than developing and placing its properties into production on its own.
<P>
Pursuant to an Assignment Agreement dated March 14, 2000 and completed May 9, 2000 the Company acquired an Internet Web Site from Isoplus Quality Systems Ltd. of
Vancouver, BC ("Isoplus"). Isoplus developed an Internet e-commerce business concept which features an Internet
Web Site specializing in industrial auctions, with self-listing capability, and allows for the creation of virtual industrial malls on a country-by-country basis.
The Company intends to develop a compelling environment to foster a large and growing commerce-oriented auction
Web Site under the brand name "B2Bauctionworld.net". The
Company arranged for 500,000 previously issued restricted common shares be transferred to Isoplus. The fair value of the shares was $100,000 at the time of issuance. The transaction was recorded as additional paid in capital as the transaction did not result in the issuance of treasury shares. The sole shareholder of Isoplus also received a stock option to acquire 50,000 shares at a price of $0.40 per share expiring two years from date of grant.
<P>
The Company does not have significant cash or other material assets, nor does it have an established source of revenues needed to cover its operating costs and to allow it to continue as a going concern. The Company has ongoing overhead expenses and will require significant capital to execute upon its business plan to bring its new business to market. These factors raise substantial doubt as to the ability to continue operations. These financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company's ability to meet those obligations and continue as a going concern is dependent upon raising new capital through issuing debt and/or equity securities and then to generate revenues and profits.
<P>
2.Summary of Significant Accounting Policies
<P>
Use of Estimates and Assumptions
<P>
The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
<P>
Property, Plant and Equipment
<P>
Office equipment is recorded at cost. Depreciation is computed on a straight-line basis using an estimated useful life of five years.
<P>
Internet Web Site is recorded at cost. Amortization is computed on a straight-line basis using an estimated useful life of two years.
<P>
Year End
<P>
The Company's fiscal year end is May 31.
<P>
                       F-7
<P>
2.  Summary of Significant Accounting Policies
(continued)
<P>
Basic and Diluted Net Income (Loss) per Share
<P>
The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share" (SFAS
128). SFAS 128 requires presentation of both basic an diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders
(numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.
<P>
Mineral Properties
<P>
All costs related to mineral properties with development potential, including mineral claim acquisition costs and exploration and development expenditures are deferred until the related mineral claims are abandoned, sold or achieve commercial production. At that time, the costs will be either amortized against income from future mining operations or written off. All grassroots exploration costs, which are costs incurred while probing for prospective development sites, are charged to expense as incurred.
<P>
During 1997, the Securities and Exchange Commission staff reconsidered existing accounting practices for mineral expenditures by United States junior mining companies.
They now interpret generally accepted accounting policy for junior mining companies to permit capitalization of acquisition, exploration and development costs only after persuasive engineering evidence is obtained to support recoverability of these costs. Up to 1993 a total of 64 holes totalling 85,424 feet were drilled and samples tested. An independent engineer has deemed the properties to contain profitable reserves of base metals in excess of property costs incurred.
<P>
The amount shown for mineral properties and development represents costs to date and does not necessarily reflect present or future values. The full recovery of the above mentioned costs depends on a combination of different factors, including:
<P>
     (i)   future metal prices;
     (ii) the results of future exploration, and further discovery and development of reserves; and
     (iii) to the extent necessary, the procurement of additional capital and financing to carry out future activities. The carrying amount of mineral properties, proved and unproved, is evaluated at least annually and reduced if these properties are impaired.
<P>
Cash and Equivalents
<P>
For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents.
<P>
Income Taxes
<P>
Income taxes are provided for using the liability method of accounting in accordance with Statements of Financial
Accounting Standards No. 109 "Accounting for Income
Taxes". A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.
<P>
Foreign Currency Translation
<P>
Revenue, expenses and non-monetary balance sheet items in foreign currencies are translated into U.S. dollars at the rate of exchange prevailing on the transaction dates. Monetary balance sheet items are translated at the rate prevailing at the balance sheet date. The resulting exchange gain or loss is included in expenses.
<P>
                       F-8
<P>
2. Summary of Significant Accounting Policies (continued)
<P>
Accounting for Stock-Based Compensation
<P>
SFAS No. 123, "Accounting for Stock-Based Compensation," requires that stock awards granted subsequent to January
1, 1995, be recognized as compensation expense based on their fair value at the date of grant. Alternatively, a company may account for granted stock awards under Accounting Principles Board Opinion (APB) No. 25,
"Accounting for Stock Issued to Employees," and disclose pro forma income amounts which would have resulted from recognizing such awards at their fair value. The Company has elected to account for stock-based compensation expense under APB No. 25 and make the required pro forma disclosures for compensation expense (see Note 7).
<P>
Financial Instruments
<P>
The fair value of the Company's current assets and current liabilities were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. The Company operates in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The financial risk is the risk to the Company's operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.
<P>
Product Development Costs
<P>
Product development costs consist of expenses incurred by the Company in the development and creation of its B2Bauctionworld Web Site. Product development costs include compensation and related expenses for programmers and costs incurred in developing features and functionality of the service. Product development costs are expensed as incurred.
<P>
New Accounting Pronouncements
<P>
Effective January 1, 1998, the Company adopted Statement of Accounting Standards No. 131 (SFAS 131), Disclosures about Segments of an Enterprise and Related Information.
This statement requires the Company to report income/loss, revenue, expense and assets by business segment including information regarding the revenues derived from specific products and services and about the countries in which the Company is operating. The
Statement also requires that the Company report descriptive information about the way that operating segments were determined, the products and services provided by the operating segments, differences between the measurements used in reporting segment information and those used in the Company's general-purpose financial statements and changes in the measurement of segment amounts from period to period. As noted above this statement establishes standards for reporting and display and has no material effect on the Company's financial condition or results of operations.
<P>
3.Property, Plant and Equipment

                                                     August 31,     May 31,     May 31,
                                                        2000         2000        1999
                                      Accumulated     Net Book    Net Book     Net Book
                             Cost     Amortization     Value        Value        Value
                               $            $            $            $            $
                                                    (unaudited)
<P>
Internet Web Site          100,000       12,500        87,500      100,000
Office equipment             4,158        1,179         2,979        3,187        2,121
---------------------------------------------------------------------------------------
                           104,158       13,679        90,479      103,187        2,121
=======================================================================================

<P>
Pursuant to an Assignment Agreement dated March 14, 2000 and completed May 9, 2000 the Company acquired an Internet Web Site from Isoplus Quality Systems Ltd. of
Vancouver, BC ("Isoplus"). Isoplus developed an Internet e-commerce business concept which features an Internet
Web Site specializing in industrial auctions, with self-listing capability, and allows for the creation of virtual industrial malls on a country-by-country basis.
The Company arranged for 500,000 previously issued restricted common shares be transferred to Isoplus. The fair value of the shares was $100,000 at the time of issuance. The transaction was recorded as additional paid in capital as the transaction did not result in the issuance of treasury shares. The sole shareholder of Isoplus has also received a stock option to acquire
50,000 shares at a price of $0.40 per share expiring two years from date of grant.
<P>
                        F-9
<P>
4.Mineral Properties

                                                      May 31,     May 31,
                                                        2000        1999
                                                          $           $
<P>
     Acquisition costs                                 33,333      33,333
     Exploration and title maintenance costs           89,057      11,254
     Less written-off to operations                  (122,389)
---------------------------------------------------------------------------------
                                                            1      44,587
=================================================================================

<P>
On April 20, 1999, the Company entered into a purchase/option agreement for 100% equity in NPR (USA)
Inc. (NPR). NPR, incorporated in Utah, is the registered and beneficial owner of a 100% undivided interest in 17 patented and 40 unpatented contiguous mining claims in the Fish Springs Mining District in Utah. The agreement calls for the Company to make payments, payable in Canadian dollars, for the purchase of NPR (USA) Inc.
totalling Cnd$500,000 (US$333,333), and for the Company to expend a minimum of Cnd$1,500,000 (US$1,000,000) in exploration expenditures on the property over a four year period.
The following is a schedule of annual payments to be made by the Company:

                                                  Minimum
                                    Equity        Exploration
                                    Payments      Expenditures
         Payment Due Date              $               $
<P>
         April 20, 1999 (paid)       33,333
         October 20, 2000            66,667       133,333
         October 20, 2001           100,000       200,000
         October 20, 2002           133,333       333,333
         October 20, 2003                         333,334
-----------------------------------------------------------------
         Total                      333,333     1,000,000
=================================================================

<P>
The agreement has a provision that provides for a vesting of equity based on a proportional amount paid once the Company has made a minimum of $100,000 in aggregate equity payments and a minimum of $133,333 in exploration expenditures.
On July 28, 2000, the Company terminated the purchase/option agreement as a result, as at May 31, 2000, the Company wrote off $122,389 to operations leaving a nominal $1 net book value.
<P>
5.Note Payable
<P>
The note payable is unsecured, bears interest at prime plus 1% and is due on demand.
<P>
6.Due to Related Parties
<P>
Amounts owing to related parties are unsecured, non-interest bearing and due on demand.
<P>
                       F-10
<P>
7.Income Taxes
<P>
There is no provision for income taxes due to net loss as incurred and no state income tax in Nevada, the state of the Company's domicile. The Company's total deferred tax asset as of August 31, 2000, May 31, 2000 and 1999, is as follows:

                        May 31,          May 31,
                         2000             1999
                           $                $
<P>
Net operating loss      267,532          102,148
Valuation allowance     267,532          102,148
---------------------------------------------------
Net deferred tax asset
===================================================

<P>
The federal net operating loss carryover will expire in 2018 and 2019.
<P>
8.Stock Option Plan
<P>
(a)    On August 2, 1999, the Company reserved 1,104,139
shares pursuant to a stock option plan. On August 2, 1999 the Company granted stock options to certain officers, directors and employees to acquire 1,104,139 shares at $0.10 per share expiring August 2, 2000. During the year the Company extinguished stock options to two directors to acquire 320,828 shares.
On March 14, 2000 the Company issued to a certain employee to acquire 50,000 shares at $0.40 per share expiring March 14, 2002.
<P>
The weighted average number of shares under option and option price for the year ended May 31, 2000 is as follows:
<P>

                                August 31, 2000              May 31, 2000
                                ---------------              ------------
                                  (unaudited)
                               Shares      Option        Shares       Option
                            under option   Price      Under option    Price
                                 #           $             #            $
Beginning of period           783,311       .10
Granted                        50,000       .40       1,104,139         .10
Exercised
Cancelled                                               320,828        (.10)
Lapsed                       (783,311)     (.10)
----------------------------------------------------------------------------------
End of period                  50,000       .40         783,311         .10
==================================================================================

<P>
There were no options granted at anytime during fiscal
1999.
The options are granted for services provided to the Company. Statement of Financial Accounting Standards No.
123 ("SFAS 123") requires that an enterprise recognize, or at its option, disclose the impact of the fair value of stock options and other forms of stock based compensation in the determination of income. The Company has elected under SFAS 123 to continue to measure compensation cost on the intrinsic value basis set out in APB Opinion No. 25. As options are granted at exercise prices based on the market price of the Company's shares at the date of grant, no compensation cost is recognized.
However, under SFAS 123, the impact on net income and income per share of the fair value of stock options must be measured and disclosed on a fair value based method on a pro forma basis.
<P>
The fair value of the employee's purchase rights under SFAS 123, was estimated using the Black-Scholes model:
risk free interest rate was 5.0%, expected volatility of 100%, an expected option life of one year and no expected dividends.
<P>
                     F-11
<P>
8.Stock Option Plan (continued)
<P>
If compensation expense had been determined pursuant to SFAS 123, the Company's net loss and net loss per share for the following period would have been as follows:

                                   August 31,         May 31,          May 31,
                                     2000              2000             1999
                                      $                 $                 $
                                   (Unaudited)
Net loss
     As reported                    (58,228)          (247,441)
     Pro forma                      (64,928)          (273,541)
Basic net loss per share
     As reported                       (.01)              (.02)
     Pro forma                         (.01)              (.02)

<P>
(b)Performance Stock Plan
<P>
The Company has allotted 400,000 shares to be issued pursuant to a Performance Stock Plan approved and registered May 1, 2000. There are options to acquire
200,000 shares, exercisable at $0.30 per share, currently granted pursuant to this plan. Upon granting, and vesting, of these stock options, compensation of $31,620 was recorded during the year ended May 31, 2000.
<P>
9.Segmented Information
<P>
The Company has adopted SFAS No. 131 Disclosure About
Segments of an Enterprise and related information.
The business of the Company is carried on in two industry segments one being an exploration stage company in mineral properties and the other being the development of an E-commerce Web Site specializing in industrial auction services to individual and corporate subscribers.
<P>
The Company operates in two geographic segments, one being Canada, located in Vancouver, BC and the other being the United States, located in Fish Springs, Utah.
<P>
The Company's head office is in Vancouver, BC, Canada.
The head office does not conduct any business specifically related to mineral properties and the Internet. Its sole purpose is to provide administration, investor relations services and services relating to being a public company. Included in general and administrative expenses and net loss is $112,965
(1999 - $72,035) relating to such activities. The net loss relating to general exploration costs in the United
States amounted to $11 (1999 - $28,052). The net loss relating to Internet activities in Canada amounted to $7,275 (1999 - $Nil).
<P>
10.Subsequent Event
<P>
Pursuant to an Agreement and Plan of Merger (the
"Acquisition Agreement") effective September 12, 2000, the Company acquired 100% of all the issued and outstanding shares of common stock of Anmore Management
Inc., a Delaware corporation, for $90,000 and 10,000 shares of the Company valued at a nominal $10. The
Company has paid $5,000 as a down payment and management is in the process of raising funds to pay the balance.
<P>
The acquisition was approved by the Board of Directors and a majority of the shareholders of both Anmore
Management Inc. and the Company on September 12, 2000.
<P>
Upon effectiveness of the acquisition, the Company elected to become the successor issuer to Anmore
Management Inc. for reporting purposes under the Securities Exchange Act of 1934 ("the Act") and elects to report under the Act effective September 12, 2000.
<P>
As of the effective date of the Acquisition Agreement, Anmore Management Inc. shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Anmore Management Inc.
The $90,000 will be treated for accounting purposes, as a reduction of the additional paid in capital and not as goodwill as the nature of the transaction was to allow
Sierra Gigante Resources, Inc. to report under the Act by way of reorganization.
<P>
                       F-12
<P>
11.Pro Forma Balance Sheet (unaudited)
<P>
The following balance sheet is presented to disclose the effect of the business combination referred to in Note 10 as if it had consummated on August 31, 2000. The only adjustment is to reduce cash by $90,000 and reduce stockholders' equity by $90,000.

                             Sierra Gigante     Anmore
                             Resources, Inc.    Management Inc.   Adjustments Pro Forma
                                    $                 $                 $           $
<P>
Assets
Current Assets
  Cash                            17,469                             (90,000)  (72,531)
  Prepaid expenses and other
    current assets                28,502                                        28,502
--------------------------------------------------------------------------------------
                                  45,971                             (90,000)  (44,029)
<P>
Property, Plant and Equipment     90,479                                        90,479
Mineral Properties                     1                                             1
--------------------------------------------------------------------------------------
                                 136,451                             (90,000)   46,451
======================================================================================
Liabilities and Stockholders' Equity
<P>
Current Liabilities
<P>
  Accounts payable                10,591                                        10,591
  Note payable                    30,000                                        30,000
  Due to related parties          45,433                                        45,433
--------------------------------------------------------------------------------------
                                  86,024                                        86,024
--------------------------------------------------------------------------------------
Stockholders' Equity
  Common stock - 25,000,000 shares
  authorized at $.001 par value,
  11,734,397, issued and
  outstanding                     11,724             210              (200)     11,734
Additional paid-in capital       435,141                           (90,010)    345,131
Stock based compensation -
  stock options                   31,620                                        31,620
Deficit accumulated during the
  development stage             (428,058)           (210)              210    (428,058)
--------------------------------------------------------------------------------------
                                  50,427                           (90,000)    (39,573)
--------------------------------------------------------------------------------------
                                 136,451                           (90,000)     46,451
======================================================================================
<P>
                             F-13

Index to Exhibits
<P>
2.1 Agreement and Plan of Merger between Anmore Management Inc. and Sierra Gigante Resources Inc. dated September 12, 2000
<P>
3.1     Articles of Incorporation of Anmore Management Inc.*
<P>
3.2     By-Laws of Anmore Management Inc.*
<P>
17.1    Resignation Letter of Gerald Ghini
<P>
27.1.   Financial Data Schedule.
<P>
* Filed with Anmore Management Inc.'s Form 10-SB on March 9, 2000 (SEC File No. 0-29899)
<P>
                       SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                  Anmore Management Inc.
                  a Delaware corporation
<P>
                  By:/s/ Gerald Ghini
                  ------------------------------
                         Gerald Ghini
                         President
<P>
DATED: September 21, 2000
<P>